EXHIBIT 99.1


                                [SIX FLAGS LOGO]


                         Lehman Brothers 2008 High Yield
                       Bond and Syndicated Loan Conference
                                 March 13, 2008


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                           Forward Looking Statements

The information contained in this presentation, other than historical information, consists of forward-looking statements within the meaning of
Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. These statements may involve risks and uncertainties that could cause actual results to differ materially from those described in such statements. These risks and uncertainties include, among others, Six Flags' success in implementing its business strategy. Although Six Flags believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. Important factors, including factors impacting attendance, such as local conditions, events, disturbances and terrorist activities, risk of accidents occurring at Six Flags' parks, adverse weather conditions, general economic conditions (including consumer spending patterns), competition, pending, threatened or future legal proceedings and other factors could cause actual results to differ materially from Six Flags' expectations. Reference is made to a more complete discussion of forward-looking statements and applicable risks contained under the caption "Cautionary Note Regarding Forward-Looking Statements" and "Risk Factors" in Six Flags' Annual Report on Form 10-K for the year ended December 31, 2007, which is available free of charge on Six Flags' website http://www.sixflags.com. Additionally, the company uses non GAAP measures, such as Adjusted EBITDA and Free Cash Flow. Reconciliations of these measures to GAAP can be found on the company's website.

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                                  Introduction
                                  to Six Flags

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                              Welcome to Six Flags!

Six Flags is the world's largest regional theme park company
      -     Approximately 25M guests annually
      -     Operates 20 theme/water parks in North America(1)

Six Flags appeals to a broad demographic, with 75% of our customers within 100 miles of our parks


                 [FOLLOWING TABLE IS REPRESENTED AS A PIE CHART]

                            Caucasian           66%
                            Hispanic             9%
                            African American    19%
                            Asian/Other          6%

                 [FOLLOWING TABLE IS REPRESENTED AS A PIE CHART]

                            0-25 miles          31%
                            26-50 miles         25%
                            51-100 miles        20%
                            101-150 miles        7%
                            151-200 miles        5%
                            201-300 miles        4%
                            300+ miles in US     6%
                            Other Countries      2%

                 [FOLLOWING TABLE IS REPRESENTED AS A PIE CHART]

                            age 3-11            22%
                            age 12-17           26%
                            age 18-34           31%
                            age 35-49           17%
                            age 50+              4%

          ------------------------------------------------------------
               75% of our consumers claim their primary reason for attending is to spend time with family and friends
          ------------------------------------------------------------

(1) 21 parks including Six Flags New Orleans, which will not open in 2008 Demographic Reports Source: ATS November 2007 YTD Survey

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                         Expansive Geographic Footprint

                          -----------------------------
                          Six Flags serves 7 of the top
                           10 metro areas and reaches
                              9 of the top 10 DMAs
                          -----------------------------

                     [FOLLOWING TABLE REPRESENTED AS A MAP]

                                     Atlanta
                                     Chicago
                                     Dallas
                                   Lake George
                                   Los Angeles
                                   Louisville
                                   New England
                              New York/Philadelphia
                                   San Antonio
                                  San Francisco
                                    St. Louis
                                  Washington DC

                          -----------------------------
                             Six Flags' other North
                           America parks are La Ronde
                           (in Montreal) and Six Flags
                             Mexico (in Mexico City)
                          -----------------------------

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                            2006: Clean-up the Parks

o     Improved Guest Experience

o     Increased Total Revenue Per Capita by 14%

o Built Corporate Alliance sales team and grew revenue from $16M under contract to $26M by year end

o Brought numerous name brand offerings into the parks (including Papa John's, Coldstone Creamery and Kodak)

      [PAPA JOHN'S PIZZA LOGO]    [COLD STONE CREAMERY LOGO]    [KODAK LOGO]

o Negotiated/closed sale of 10 parks for ~ $400M (implied EBITDA multiple of ~ 11x)

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                           2007: Broaden the Offering

o Implemented capital plan to broaden the family offering (e.g., Wiggles Worlds, Thomas Towns, Cirque Coobrila, Tony Hawk Spinning Coasters, Operation Spy Girl)

o Implemented Staffing Initiative to improve recruitment, training, retention and efficiency, all aimed at improving guest service

o     Key Guest Satisfaction scores at all time highs

o     Grew Total Revenue Per Capita 3% (17% cumulative growth in 2 yrs)

o     Grew Sponsorship revenue to $38M ($22M cumulative growth in 2 yrs)

o Refinanced $1.1B Senior Secured debt with more flexible covenants, lower interest rates, and extended maturities

o Invested in IT infrastructure to position Six Flags for growth (e.g., POS, Six Flags Media Networks)

o Completed strategic investment in dick clark productions, inc. and acquisition of the minority interest in Six Flags Discovery Kingdom (San Francisco)

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                     dick clark productions "DCP" Investment

o Compelling investment opportunity with meaningful growth potential at an attractive price ($40M investment for LTM Adjusted EBITDA of $7M)

o Content synergies through leveraging the DCP library across our portfolio of parks via Six Flags TV and Radio at no additional cost

o Cost efficiencies by utilizing DCP programming in lieu of more expensive live shows in our theaters

o     Expansive content for packaged sponsorship opportunities

o Promotional benefits of utilizing tickets to exclusive DCP television events to drive sales of season passes, groups, etc.

o Leverage DCP programming and music relationships to enhance Six Flags' product offerings and drive attendance

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                              2008 Key Initiatives


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          2008 : Drive Attendance, Diversify Revenue and Control Costs

o     A Thrilling Capital Program

      -     Includes 8 coasters in 8 parks

o     More efficient, targeted marketing plan

o     Continued growth in per capita spending

o     Full year benefit of DCP investment and Discovery Kingdom acquisition

o     Grow high margin Sponsorship and Licensing revenue streams

o     Substantial productivity and cost efficiencies

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                                2008 Capital Plan

o     2006 Capital was focused on cleaning up the parks

o 2007 Capital was focused on balancing the parks' offerings with new family options

o 2008 Plan is for an unprecedented number of new "hybrid" coasters (i.e., they cater to both tweens and teens/young adults)

      o     Total CapEx will be approximately $100M (includes Maintenance CapEx)

      o     3 new roller coasters themed after the new Batman movie "The Dark
            Knight"

      o 2 new Tony Hawk Spinning Coasters - successfully introduced in 2 parks in 2007

      o Goliath - Inverted Coaster at Six Flags Fiesta Texas (a ride transferred from our New Orleans park)

      o     Evel Knievel wooden coaster in St. Louis

      o     X-coaster re-launch at Six Flags Magic Mountain

      o     More Wiggles Worlds, Thomas Towns and Johnny Rockets


    [WIGGLES WORLD LOGO] [THOMAS THE TANK ENGINE LOGO] [JOHNNY ROCKETS LOGO]

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                            2008 Expense Reductions

o     Reduce cash Operating Expenses (excluding cost of sales) by $50M

o     Approximately $25M of reductions are marketing-related

      o     Moving from 3 to 2 advertising agencies

      o     Less radio, more on-line spending

      o     Concentrating spending into Spring and early Summer Season

o     Approximately $25M of reductions are operationally-related

      o     Reduced full-time headcount primarily through an Early Retirement
            Program

      o Labor savings through rollout of our "real-time" Seasonal Labor Tracking System

      o Cost savings associated with the removal of inefficient rides and attractions

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                       Considerable Sponsorship Potential

More Reach! In comparison to a professional sports sponsorship, Six Flags has a competitive advantage as it relates to reaching a captive audience

                 [FOLLOWING TABLE IS REPRESENTED AS A BAR CHART]

                             2007 Annual Attendance

                            [SIX FLAGS LOGO]  24.9
                            [NBA LOGO]        21.8
                            [NHL LOGO]        20.9
                            [NFL LOGO]        17.3
                            [NASCAR LOGO]      6.9

Source: League Websites

[MLB LOGO]        HOMERUN! Six Flags guests can spend up to 10
                 hours per visit vs. the average length of a MLB
                               game, 2.55 hours.

Source: Elias Sports Research

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                            DVR and VOD Penetration

                               [GRAPHIC OMITTED]

                [FOLLOWING TABLE IS REPRESENTED AS A LINE CHART]

                           % of Households with a DVR

                              2005           13%
                              2006           20%
                              2007           30%
                              2008           39%
                              2009           46%
                              2010           52%
                              2011           56%

o     55% of US households (65 Million) will have a DVR by 2011 (currently 33
      Million)

o     DVR owners skip commercials 53% of the time, and growing

o VOD currently at 11% penetration, expected to grow to 30% by '08, growing by 120% through 2011

Source: Forrester's North American Consumer Technology Adoption Study 2006
        Benchmark Survey

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                            Six Flags Media Networks

o     Six Flags TV

      -     45-inch Plasma TVs in queue lines

      - Demographically appropriate placement and content allows advertisers to deliver targeted commercial messaging

o     In-Park Radio Network

o     Park Maps and Daily Schedules

o     On-line Web Site with unique content offerings

o     New Rotational Billboards

o     Restroom Signage

o     Cool Media Signs

      -     Mists water next to advertisements

      -     Bluetooth enabled

o     Static outdoor billboards and signage

                         [SIX FLAGS MEDIA NETWORKS LOGO]

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                           International Opportunities

o Six Flags has concluded its first international licensing agreement for a Six Flags theme park to be developed in Dubai

o We are also in discussions concerning several other international theme park development opportunities:

      -     Middle East

      -     India

      -     East Asia

o     International theme park development opportunities may include fees for:

      -     Regional exclusivity

      -     Theme park design and development

      -     Brand licensing

      -     Management services

o No plan to invest capital; therefore, purely incremental high-margin cash flow for Six Flags

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                                Financial Review


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                          Selected Performance Metrics

                 [FOLLOWING TABLE IS REPRESENTED AS A BAR CHART]

                            Attendance* (millions)
                            2002             27.9
                            2003             28.2
                            2004             27.5
                            2005             28.7
                            2006             24.8
                            2007             24.9

                 [FOLLOWING TABLE IS REPRESENTED AS A BAR CHART]

                            Total revenue per capita*
                            2002           $31.55
                            2003           $31.30
                            2004           $31.95
                            2005           $33.35
                            2006           $38.07
                            2007           $39.06

*     Excludes sale parks and certain non-recurring costs


o     Attendance

      -     The Company experienced limited attendance growth from 2002 to 2005

      -     Attendance has suffered as the Company has repositioned the brand


o     Total revenue per capita

      -     Cumulative growth of 6% from 2002 to 2005

      - Total revenue per capita increased 17% from 2005 to 2007, driven by improved products, higher price points and sponsorship revenue

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                           Selected Financial Metrics


                 [FOLLOWING TABLE IS REPRESENTED AS A BAR CHART]

                              Adjusted EBITDA ($M)*
                                 2005      261
                                 2006      195
                                 2007      190

                 [FOLLOWING TABLE IS REPRESENTED AS A BAR CHART]

                           Capital Expenditures ($M)*
                                 2005      163
                                 2006      123
                                 2007      115

                 [FOLLOWING TABLE IS REPRESENTED AS A BAR CHART]

                              Free Cash Flow ($M)*
                                 2005     -115
                                 2006     -147
                                 2007     -171

*     Excludes sale parks and certain non-recurring costs


o     Adjusted EBITDA

      - Six Flags experienced Adjusted EBITDA declines in 2006 and 2007, driven by increased costs

o     Capital Expenditures

      -     The company's annual capital spending has been significantly reduced

      - A minimum amount of capital expenditures will always be required in order to maintain existing assets and attendance base

o     Free Cash Flow**

      -     Six Flags has historically generated negative free cash flow

      - In recent years, Six Flags has relied on asset sales to generate liquidity

** "Free Cash Flow", a non GAAP measure, is defined as Adjusted EBITDA less cash interest, cash taxes, cash paid for debt issuance costs, dividends, and capital expenditures

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                           Debt Maturity Profile ($M)

                 [FOLLOWING TABLE IS REPRESENTED AS A BAR CHART]

                  2008    2009    2010    2011    2012    2013    2014    2015
                  ----    ----    ----    ----    ----    ----    ----    ----
Original         1,022     288     300       0       0     388     504     299
Current              4     296     289       9       9     658     473   1,075


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                           PIERS Mandatory Redemption

o Six Flags has various potential alternatives to fund the redemption of the PIERS in August 2009 (or earlier)

      - Credit facility optional term loan ($300M uncommitted credit facility)

      -     Asset sales (including excess land)

      -     Refinance with or exchange for equity or new equity-linked security

      -     New Orleans insurance proceeds

            o     Litigation is on-going

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                              2007 to 2008 "Bridge"

                                                                (in $M)
                                                                -------

2007 Adjusted EBITDA                                              $190
  plus OpEx Savings                                                 50
  plus Increase in Sponsorship and Licensing                        13
  plus Increase in Guest Spending Per Caps                          10
  plus Full-Year Impact of DCP and SFDK                              7
                                                                -------
2008 "Flat" Adjusted EBITDA*                                      $270
  less CapEx                                                      (100)
  less Cash Interest, Dividends and Taxes                         (195)
                                                                -------
2008 "Flat" Free Cash Flow*                                       ($25)
                                                                =======

*     Assumes no attendance growth

      ---------------------------------------------------------------------
               Six Flags would be free cash flow neutral with 2.8%
                    attendance growth to 25.6 million in 2008
      ---------------------------------------------------------------------

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